UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  Form 8-K
                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

                                July 1, 1997

              Date of Report  (Date of earliest event reported)


                              BB&T Corporation
            (Exact name of registrant as specified on its charter)

                      Commission file number:  1-10853

         North Carolina                                    56-0939887
    (State of Incorporation)             (I.R.S.  Employer Identification No.)

       200 West Second Street
    Winston-Salem, North Carolina                            27101
(Address of principal executive offices)                   (Zip Code)

                               (910) 733-2000
              (Registrant's telephone number, including area code)

This Form 8-K has 3 pages. The sequential numbering of the pages is indicated in the lower right hand corner.


ITEM 2.   ACQUISITION OF ASSETS

          A. Effective July 1, 1997, BB&T Corporation of Winston-Salem, N.C.("BB&T") completed the acquisition of United Carolina Bancshares Corporation of Whiteville, N.C.("UCB"). An aggregate of approximately 28 million shares of BB&T's common stock, $5 par value per share, were issued to consummate the merger.

               The merger was completed pursuant to an Agreement and Plan of Reorganization dated as of November 1, 1996 and a related
               Plan of Merger by and between Southern National Corporation (subsequently renamed BB&T Corporation) and UCB pursuant to which each outstanding share of UCB common stock was converted into 1.135 shares of BB&T common stock. Outstanding options to purchase UCB common stock were converted into options to purchase shares of BB&T's common stock based upon the same rate, and cash was paid in lieu of fractional share interests. BB&T received approval for the merger from the Board of Governors of the Federal Reserve System on May 29, 1997. The shareholders of BB&T and UCB approved the merger at meetings duly called and held on April 22, 1997. UCB had approximately $4.5 billion in total assets just prior to the merger.

          B. Mergers of subsidiary banks of BB&T and UCB are anticipated to occur on September 19, 1997.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          A.   Financial Statements of Business Acquired

                  The following documents previously filed by UCB with the Commission under the Exchange Act are incorporated herein by reference:

                        (a)   The financial statements of UCB (and
                              accountants' report thereon) filed pursuant to
                              Item 8 of UCB's Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

                        (b) The financial statements of UCB filed pursuant to Item 1 of UCB's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997.


          B.   Pro Forma Financial Information

                  The following documents previously filed by BB&T with the Commission are incorporated herein by reference:

                        (a) Information appearing under the heading "Pro Forma Condensed Financial Information" in BB&T's Proxy Statement for the 1997 Annual Meeting of Shareholders; and

                        (b) Information appearing under the heading "Pro Forma Condensed Financial Information" in BB&T's Prospectus Supplement dated June 3, 1997, filed pursuant to Rule 424 (b)(2) on June 4, 1997 and included as a part of BB&T's Registration Statement on Form S-3 (Reg. No. 333-02899).

          C.   Exhibits:

               2. Amended and Restated Agreement and Plan of Reorganization by and between United Carolina Bancshares Corporation and BB&T Corporation (formerly Southern National Corporation) dated as of November 1, 1996, incorporated herein by reference to Exhibit No. 2 of BB&T's Registration Statement on Form S-4 (Reg. No. 333-23569).


              23.   Independent Auditors' Consent

                    The Board of Directors
                    United Carolina Bancshares Corporation

                    We consent to the incorporation by reference of our report dated February 21, 1997, with respect to the consolidated balance sheets of United Carolina Bancshares Corporation and subsidiaries (the "Corporation") as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the December 31, 1996, annual report on Form 10-K of the Corporation and is incorporated by reference in the Form 8-K of BB&T Corporation dated July 1, 1997. Our report dated February 21, 1997, refers to the fact that on January 1, 1994, the Corporation adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Postemployment Benefits".

                         KPMG Peat Marwick LLP


                   Raleigh, North Carolina
                   July 14, 1997



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BB&T CORPORATION
                                                  (Registrant)

                                       By:  ________________________________
                                                Sherry A. Kellett,
                                 Controller and Principal Accounting Officer

Date: July 14, 1997